UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Pinnacle Bankshares Corporation

(Name of Registrant as Specified In Its Charter)

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[Logo]

Dear Fellow Shareholders:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Pinnacle Bankshares Corporation, the holding company for The First National Bank of Altavista. The meeting will be held on Tuesday, April 13, 2004, at 11:30 a.m. at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia. The accompanying Notice and Proxy Statement describe the matters to be presented at the meeting. Enclosed is our 2003 Annual Report to Shareholders that will be reviewed at the Annual Meeting.

Please complete, sign, date and return the enclosed proxy card as soon as possible. Whether or not you will be able to attend the Annual Meeting, it is important that your shares be represented and your vote recorded. Your proxy may be revoked at any time before it is voted at the Annual Meeting.

We appreciate your continuing loyalty and support of The First National Bank of Altavista and Pinnacle Bankshares Corporation.

Sincerely,

/s/ Robert H. Gilliam, Jr.
Robert H. Gilliam, Jr.
President & Chief Executive Officer

Altavista, Virginia

March 12, 2004

Pinnacle Bankshares Corporation

622 Broad Street

Altavista, Virginia 24517

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 13, 2004

The 2004 Annual Meeting of Shareholders of Pinnacle Bankshares Corporation will be held at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia, on Tuesday, April 13, 2004, at 11:30 a.m. for the following purposes:

1.	To elect four Class I directors to serve until the 2007 Annual Meeting of Shareholders, as described in the Proxy Statement accompanying this notice.

2.	To approve the Pinnacle Bankshares Corporation 2004 Incentive Stock Plan and reservation of 100,000 shares of Company common stock, as described in the Proxy Statement accompanying this notice.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on February 23, 2004, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Bryan M. Lemley
Bryan M. Lemley
Secretary

March 12, 2004

IMPORTANT NOTICE

Please complete, sign, date and return the enclosed proxy card in the accompanying postage paid envelope so that your shares will be represented at the meeting. Shareholders attending the meeting may personally vote on all matters which are considered, in which event their signed proxies are revoked.

Pinnacle Bankshares Corporation

622 Broad Street

Altavista, Virginia 24517

PROXY STATEMENT

2004 ANNUAL MEETING OF SHAREHOLDERS

April 13, 2004

GENERAL

The following information is furnished in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) of Pinnacle Bankshares Corporation (the “Company”) to be held Tuesday, April 13, 2004, at 11:30 a.m. at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia. The approximate mailing date of this Proxy Statement and accompanying proxy is March 12, 2004.

Revocation and Voting of Proxies

Execution of a proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. If a shareholder specifies how the proxy is to be voted with respect to any proposal for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to Proposals One and Two set forth in the accompanying notice and further described herein, the proxy will be voted FOR the director nominees named in Proposal One and FOR approval of the Pinnacle Bankshares Corporation 2004 Incentive Stock Plan and reservation of 100,000 shares of Company common stock described in Proposal Two.

Voting Rights of Shareholders

Only those shareholders of record at the close of business on February 23, 2004, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. The number of shares of common stock of the Company outstanding and entitled to vote at the Annual Meeting is 1,457,406. The Company has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Each share of Company common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether a proposal has been approved and, therefore, have no effect.

Solicitation of Proxies

The cost of solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mails, except that officers and regular employees of the Company and The First National Bank of Altavista (the “Bank”) may make solicitations of proxies in person, by telephone or mail, acting without compensation other than their regular compensation. We anticipate that brokerage houses and other nominees, custodians, and fiduciaries will be requested to forward the Company’s proxy soliciting material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their charges and expenses in connection with this activity.

Securities Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of the Company’s common stock, as of the date of this Proxy Statement, for each director, director nominee, certain executive officers, and for all directors, director nominees and executive officers as a group. To the Company’s knowledge, no shareholder of the Company owns more than 5% of the Company’s outstanding common stock.

Name	Amount and Nature of Beneficial Ownership (1)(2)		Ownership as a Percentage of Common Stock Outstanding
A. Willard Arthur	2,098		*
James E. Burton, IV	13,170	(3)	*
John P. Erb	4,490	(4)	*
Robert H. Gilliam, Jr.	22,921	(5)	1.57%
R. B. Hancock, Jr.	3,791	(7)	*
James P. Kent, Jr.	21,476	(6)	1.47%
Percy O. Moore	3,402	(7)	*
William F. Overacre	600		*
Herman P. Rogers, Jr.	3,345	(7)	*
Carroll E. Shelton	15,040	(8)	1.03%
John L. Waller	3,782		*
Michael E. Watson	604	(7)	*
All directors, director nominees and executive officers as a group (12 persons)	94,719		6.50%

*	Less than 1.0%, based on total outstanding shares of 1,457,406 shares as of the date of this Proxy Statement.
(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2)	Includes shares held by affiliated corporations, close relatives and children, and shares held jointly with spouses or as custodians or trustees for children
(3)	713 of the reported shares held solely in spouse’s name and 8,649 shares held as custodian for minor children.
(4)	4,452 of the reported shares held jointly with spouse and 38 of the reported shares held in name of majority child living at home.

(5)	Includes 12,000 shares that Mr. Gilliam has the option to purchase as of under the 1997 Incentive Stock Plan.
(6)	2,071 of the reported shares held solely in spouse’s name.
(7)	Shares held jointly with spouse.
(8)	7,040 of the reported shares held jointly with spouse; also includes 8,000 shares that Mr. Shelton has the option to purchase under the 1997 Incentive Stock Plan.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Company’s Board is divided into three classes (I, II and III) of directors. The term of office for Class I directors will expire at the Annual Meeting. The four persons named below are being nominated to serve as Class I directors. If elected, the Class I nominees will serve until the 2007 Annual Meeting of Shareholders.

The nominees for election as Class I directors, A. Willard Arthur, John P. Erb, Robert H. Gilliam, Jr. and R.B. Hancock, Jr., currently serve as directors of the Company and are standing for re-election.

The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. The Company’s Board believes that the nominees will be available and able to serve as directors, but if any of these persons should not be available or able to serve, the proxies may exercise discretionary authority to vote for a substitute proposed by the Company’s Board.

Certain information concerning the nominees for election at the Annual Meeting is set forth below, as well as certain information about the Class II and Class III directors who will continue in office.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

Name (Age) and Address	Principal Occupation Last Five Years	Director of Company Since (1)
Class I Directors	(Nominees) (To Serve until the 2007 Annual Meeting)

A. Willard Arthur (58) Rustburg, Virginia	Chairman and Secretary Marvin V. Templeton & Sons, Inc.	1998

John P. Erb (60) Altavista, Virginia	Assistant Superintendent Campbell County Schools	1989

Robert H. Gilliam, Jr. (58) Lynch Station, Virginia	President & CEO The First National Bank of Altavista and Pinnacle Bankshares Corporation	1979

R. B. Hancock, Jr. (53) Huddleston, Virginia	President & Owner R.B.H., Inc. d/b/a Napa Auto Parts	1994

Name (Age) and Address	Principal Occupation Last Five Years	Director of Company Since (1)
Class II Directors (Serving until the 2005 Annual Meeting)

James E. Burton, IV (47) Lynchburg, Virginia	Vice President, Operations Marvin V. Templeton & Sons, Inc.	1998

James P. Kent, Jr. (64) Hurt, Virginia	Partner Kent & Kent, P.C.	1980

Percy O. Moore (70) Altavista, Virginia	Retired Customer Service Supervisor	1989

William F. Overacre (62) Forest, Virginia	President & Owner Overacre, Inc., d/b/a RE/MAX 1st Olympic	2002

Class III Directors (Serving until the 2006 Annual Meeting)

Herman P. Rogers, Jr. (60) Altavista, Virginia	Vice President of Manufacturing BGF Industries, Inc.	1997

Carroll E. Shelton (53) Hurt, Virginia	Senior Vice President The First National Bank of Altavista and Pinnacle Bankshares Corporation	1990

John L. Waller (60) Hurt, Virginia	Owner & Operator Waller Farms, Inc.	1989

Michael E. Watson (49) Forest, Virginia	Financial Manager Flippin, Bruce & Porter, Inc.	2003

(1)	Reflects year that director joined the Board of the Bank, the Company’s sole subsidiary. Effective May 1, 1997, the Company became the holding company for the Bank.

The members of the Board of the Directors of the Company also constitute the members of the Board of Directors of the Bank.

Meetings and Committees of the Board of Directors

Board of Directors. The Board of Directors conducts its business through meetings of the Company’s Board and through committees of the Bank’s Board, certain of which are described below. The Company became the holding company for the Bank in May 1997, and currently, the Bank’s committees make recommendations to the Company’s Board regarding the audit, personnel and nominating functions. During calendar year 2003, the Company’s Board of Directors held four meetings and the Bank’s Board of Directors held 12 meetings. No director attended fewer than 75 percent of the total meetings of the Company’s and the Bank’s Boards of Directors and the Bank committees on which he or she served during this period.

The Company has not adopted a formal policy on Board members’ attendance at our annual meetings of shareholders, although all Board members are encouraged to attend. All Board members attended our 2002 Annual Meeting of Shareholders.

Audit Committee. The Bank’s Audit Committee reviews reports of the Bank’s internal auditor who reports directly to the Audit Committee and reviews the annual report of the Company’s independent auditors. The members of the Audit Committee are Messrs. Burton (Chair), Hancock, Moore, Waller and Watson, and they met six times in 2003. In addition, the Chairman of the Audit Committee held discussions with the Company’s independent auditors each quarter prior to the filing of the Company’s Quarterly Reports on Form 10-QSB as required by Statement on Auditing Standards No. 61 (Audit Committee Communications), as amended. The Company’s Board of Directors has determined that all of the members of the Audit Committee are independent for audit committee purposes under the Nasdaq Marketplace Rules and applicable SEC regulations. The Board of Directors has also determined that Mr. Watson qualifies as an “audit committee financial expert” within the meaning of applicable regulations of the SEC, promulgated pursuant to the Sarbanes-Oxley Act of 2002.

Personnel Committee. The Bank’s Personnel Committee reviews officer and employee compensation and employee benefit plans and makes recommendations to the Bank’s Board concerning such matters. The Personnel Committee makes recommendations as to the employment of officers of the Bank. Members of the Personnel Committee are Messrs. Arthur, Erb, Gilliam, Hancock, Overacre and Rogers, and they met twice in 2003.

Nominating Committee. The Nominating Committee’s duties include consideration of candidates for board election. At this time, the Nominating Committee does not have a formal written charter. The Nominating Committee makes a recommendation to the Bank’s Board concerning candidates for any vacancy that may occur and the entire Board then determines which candidate(s) should be nominated for the shareholders’ approval. The members of the Nominating Committee are Messrs. Arthur, Burton, Erb and Gilliam, and they met 5 times in 2003. The Company’s Board of Directors has determined that all of the members of the Nominating Committee are independent under the Nasdaq Marketplace Rules.

The Board of Directors will accept for consideration shareholders’ nominations for directors if made in writing by a shareholder entitled to vote in the election of directors. Such a nomination must include the information required by the Company’s bylaws as well as the nominee’s written consent to the nomination. Shareholder nominations must be received by the Company’s Secretary no later than February 3, 2005, in order to be considered for the next annual election of directors.

The Nominating Committee may identify director nominees through a combination of referrals, including by management, existing Board members and security holders, and direct solicitations, where warranted. Once a candidate has been identified the Nominating Committee reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation. If the committee believes it to be appropriate, the Nominating Committee members may meet with the proposed nominee before making a final determination whether to recommend the individual as a nominee to the entire Board of Directors to stand for election to the Board.

Shareholder Communications with the Board of Directors

The Company provides an informal process for shareholders to send communications to the Board of Directors. Shareholders who wish to contact the Board of Directors or any of its members may do so in writing to Pinnacle Bankshares Corporation, P.O. Box 29, Altavista, Virginia 24517. Correspondence directed to an individual board member will be referred, unopened, to that member. Correspondence not directed to a particular board member will be referred, unopened, to the CEO and President (acting Chairman).

Directors’ Fees

All directors of the Company receive an annual retainer of $1,000. Directors of the Bank receive an annual retainer of $4,000 and, in addition, the Bank’s non-employee directors receive $250 for each committee meeting they attend.

Directors may defer payment of all retainers and fees. The Company established a nonqualified deferred compensation plan in January 1998 for directors which is administered by the Virginia Bankers Association Benefits Corporation.

Interest of Management in Certain Transactions

As of December 31, 2003, borrowing by all policy-making officers, directors, principal shareholders and their associates amounted to $1,887,000, or 8% of total capital. The maximum aggregate amount of such indebtedness during 2003 was $1,887,000, or 8% of total year-end capital. These loans were made in the ordinary course of the Bank’s business, and in the opinion of management of the Bank, all such loans and commitments for loans were made on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the same time for comparable transactions with other persons and do not involve more than a normal risk of collectibility or present other unfavorable features. The Bank expects to have in the future similar banking transactions with officers, directors, principal shareholders and their associates.

EXECUTIVE COMPENSATION

The following table provides certain compensation information concerning Mr. Gilliam, President and CEO, the only executive officer of the Company whose compensation exceeded $100,000 for any year in the three-year period ended December 31, 2003. All compensation, other than director fees for service on the Company’s Board of Directors, was paid by the Bank, the Company’s wholly-owned subsidiary.

Summary Compensation Table

		Annual Compensation (2)		Long-Term Compensation
Name and Principal Position	Year	Salary($)(1)	Bonus($)	Options Granted (#)	All Other Compensation ($)(3)
Robert H. Gilliam, Jr.	2003	158,500	6,140	—	2,735
President & Chief	2002	151,925	7,235	—	655
Executive Officer	2001	144,125	4,174	—	3,125

(1)	Includes combined Company and Bank Board retainers of $5,000 in 2003, $5,000 in 2002, and $5,000 in 2001.
(2)	The amount of compensation in the form of perquisites or other personal benefits received by Mr. Gilliam did not exceed the lesser of either $50,000 or 10% of Mr. Gilliam’s total annual salary and bonus in any of the three years reported.
(3)	“All Other Compensation” for Mr. Gilliam for 2003 consisted entirely of premiums paid by the Bank for group-term life insurance for Mr. Gilliam’s benefit.

Stock Options

No options were granted to Mr. Gilliam during 2003, 2002, or 2001.

Mr. Gilliam did not exercise any stock options during 2003. The following table reflects certain information regarding unexercised options held at December 31, 2003 by Mr. Gilliam.

Year-End Option Values
Name	Number of Unexercised Options at Year End(#) Exercisable/Unexercisable	Value of Unexercised “In the Money” Options at Year End($)(1) Exercisable/ Unexercisable
Robert H. Gilliam, Jr.	12,000/0	99,000/0

(1)	Calculated as the difference between the current market value and the exercise price of the options. Assumes a current market value of $18.25 per share as of December 31, 2003.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2003 with respect to certain compensation plans under which equity securities of the Company are authorized for issuance, determined without regard to the shares authorized for issuance under the 2004 Incentive Stock Plan proposed for adoption in Proposal Two below.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	45,000	$11.92	5,000	(1)
Equity compensation plans not approved by shareholders	0	$0.00	0
Total	45,000	$11.92	5,000

(1)	These shares are available to be granted in the form of options, restricted stock or stock appreciation rights under the 1997 Incentive Stock Plan.

Change-in-Control Agreement

The Company has entered into an agreement with Mr. Gilliam that provides for severance payments and certain other benefits if his employment terminates under specified conditions after a “change in control” (as defined therein) of the Company. Payments and benefits will be paid under the agreement only if, within two years and 60 days following a change in control, Mr. Gilliam (i) is terminated involuntarily without “cause” (as defined therein) and not as a result of death or disability, or (ii) terminates his employment voluntarily for “good reason” (as defined therein), including Mr. Gilliam’s unilateral decision to leave during any of three 60 day window periods (each beginning on the date of the change in control and the first and second anniversaries thereof). “Change in control” is defined generally to include (i) an acquisition of 20% or more of the Company’s common or voting stock, (ii) certain changes in the composition of the Company’s Board of Directors, (iii) consummation of certain business combinations or asset sales in which the Company’s historic shareholders hold less than 60% of the resulting or purchasing company or (iv) shareholder approval of the liquidation or dissolution of the Company.

In the event of a covered termination following a change in control, Mr. Gilliam will be entitled to receive (i) a severance payment made over three years or in a lump sum equal to 2.5 times the sum of Mr. Gilliam’s highest annual base salary during the 24 month period ending on the date of the change in control and his highest bonuses for any of the Company’s three fiscal years ending immediately prior to the date of the change in control and (ii) a continuation of employee welfare benefits for three years. In addition, Mr. Gilliam will have the right to require the Company to purchase his principal residence at its fair market value if he requests within one year after his termination of employment. The total payments and benefits payable, including any parachute payments otherwise made, to Mr. Gilliam may not exceed the maximum amount that may be paid without the imposition of a “golden parachute” federal excise tax on Mr. Gilliam and may also be limited by applicable banking limitations on golden parachutes.

Employee Benefit Plans

Retirement Plan. The Bank maintains a Non-Contributory Defined Benefit Retirement Plan (the “Retirement Plan”) covering substantially all employees who have reached the age of 21 and have been fully employed for at least one year. The Retirement Plan, sponsored by the Virginia Bankers Association, provides participants with retirement benefits related to salary and years of credited service. Employees become vested after five plan years of service, and the normal retirement date is the first day of the month coinciding with or following the employee’s 65th birthday. The Retirement Plan does not cover directors who are not active employees. The amount expensed for the Retirement Plan during the year ended December 31, 2003, was $288,570.

The following table shows the estimated annual retirement benefits payable to employees in the average annual salary and years of service classifications set forth below assuming retirement at the normal retirement age of 65.

ANNUAL RETIREMENT BENEFIT:		The First National Bank of Altavista

Five-Year Average Salary	YEARS OF CREDITED SERVICE
	10	15	20	25	30	35
$25,000	$3,750	$5,625	$7,500	$9,375	$11,250	$12,188
40,000	6,525	9,788	13,050	16,313	19,575	21,338
55,000	9,900	14,850	19,800	24,750	29,700	32,588
75,000	14,400	21,600	28,800	36,000	43,200	47,588
100,000	20,025	30,038	40,050	50,063	60,075	66,338
125,000	25,650	38,475	51,300	64,125	76,950	85,088
150,000	31,275	46,913	62,550	78,188	93,835	103,838
175,000	36,900	55,350	73,800	92,250	110,700	122,588
200,000	42,525	63,788	85,050	106,313	127,575	141,338

Benefits under the Retirement Plan are based on a straight life annuity assuming full benefit at age 65, no offsets, and covered compensation of $36,000 for a person age 65 in 2003. Compensation for 2003 was limited by the Internal Revenue Code to $170,000 for the plan year beginning October 1, 2001 and to $200,000 for the plan year beginning October 1, 2002. The estimated annual benefit payable under the Retirement Plan upon retirement is $94,485 for Mr. Gilliam, credited with 40 years of service. Benefits are estimated on the basis that he will continue to receive, until age 65, covered salary in the same amount paid in 2002.

Profit Sharing/401(k) Plan. The Bank adopted a Defined Contribution Profit Sharing Thrift Plan (the “Thrift Plan”) effective January 1, 1997. The Thrift Plan, sponsored by the Virginia Bankers Association, includes a 401(k) savings provision that authorizes a maximum voluntary salary deferral of up to 15% of compensation, subject to statutory limitations. All full-time employees who have reached the age of 21 with at least six months of service are eligible to participate. Contributions and earnings, which are tax-deferred, may be invested in various investment vehicles offered through the Virginia Bankers Association. The profit sharing arrangement allows for employer contributions in such amounts, if any, as the Board of Directors determines. Employees become 100% vested in any employer contributions that may be made after five plan years of service. The Bank made no contributions to the Thrift Plan for the year ended December 31, 2003.

Incentive Stock Plan. The Company adopted the 1997 Incentive Stock Plan (the “1997 Incentive Plan”) effective May 1, 1997. The 1997 Incentive Plan makes available up to 50,000 shares of common stock for awards to key employees of the Company and its subsidiaries in the form of stock options, stock appreciation rights, and restricted stock (collectively, “Awards”). The purpose of the 1997 Incentive Plan is to promote the success of the Company and its subsidiaries by providing incentives to key employees that will promote the identification of their personal interests with the long-term financial success of the Company and with growth in shareholder value. The 1997 Incentive Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

Under the terms of the 1997 Incentive Plan, the non-employee directors of the Personnel Committee of the Board of Directors of the Bank (the “Committee”) administer the plan. No director may serve as a member of the Committee if he is eligible to participate in the 1997 Incentive Plan or was at any time within one year prior to his appointment to the Committee eligible to participate in the 1997 Incentive Plan. The Committee has the power to determine the key employees to whom Awards shall be made.

Each Award under the 1997 Incentive Plan is to be made pursuant to a written agreement between the Company and the recipient of the Award (the “Agreement”). In administering the 1997 Incentive Plan, the Committee has the authority, subject to approval, amendment and modification by the Board of Directors of the Company, to determine the terms and conditions upon which Awards are made and exercised, to determine terms and provisions of each Agreement, to construe and interpret the 1997 Incentive Plan and the Agreements, to establish, amend, or waive rules or regulations for the 1997 Incentive Plan’s administration, to accelerate the exercisability of any Award, the end of any performance period, or termination of any period of restriction, and to make all other determinations and take all other actions necessary or advisable for the administration of the 1997 Incentive Plan.

The Board may terminate, amend, or modify the 1997 Incentive Plan from time to time in any respect without shareholder approval, unless the particular amendment or modification requires shareholder approval under the Internal Revenue Code of 1986, as amended (the “Code”), the rules and regulations under Section 16 of the Securities Exchange Act of 1934 or pursuant to any other applicable laws, rules, or regulations.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and 10% beneficial owners of the Company’s common stock to file reports concerning their ownership of and transactions in Company common stock. The Company believes that its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 during 2003.

Audit Committee Report

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence requirements of the SEC and the National Association of Securities Dealers’ listing standards for audit committee members, has furnished the following report:

The Audit Committee (the “Committee”) oversees the Company’s financial reporting process on behalf of the Board. The role and responsibilities of the Committee are set forth in a written Charter adopted by the Board, a copy of which is attached hereto as Appendix A. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and to issue a report thereon. The Committee monitors and oversees these processes and has sole responsibility for the appointment, compensation and evaluation of the Company’s independent auditors.

In this context, the Committee met and held discussions with management and the independent auditors to discuss the consolidated audited financial statements for the year ended December 31, 2003. Management represented to the Committee that the Company’s audited financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit

Committees), as amended, including their judgments about the quality, not just the acceptability, of the Company’s accounting principles and underlying estimates in the Company’s consolidated financial statements; all critical accounting policies and practices to be used; all alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the Company; and other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

The Committee also discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

The Committee also discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit Committee Members

James E. Burton, IV - Chair
R.B. Hancock, Jr.
Percy O. Moore
John L. Waller
Michael E. Watson

Change in Independent Auditors

On January 22, 2004, we engaged Cherry, Bekaert & Holland LLP (“CBH”) as our principal accountants for the fiscal year ending December 31, 2004, and chose not to renew the engagement of KPMG LLP (“KPMG”), which served as our independent auditors for the fiscal year ended December 31, 2003. The decision to change accountants was recommended by our Audit Committee and approved by our Board of Directors.

During Pinnacle’s two fiscal years ended December 31, 2002, and during the subsequent interim period through January 22, 2004, there was no disagreement between Pinnacle and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on Pinnacle’s consolidated financial statements. The audit reports of KPMG on the consolidated financial statements of Pinnacle as of and for the two fiscal years ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of KPMG dated January 31, 2003, referred to a change in Pinnacle’s method of accounting for reclassified goodwill in 2002.

We provided KPMG with a copy of the above disclosures, also set forth in our current report on Form 8-K filed with the SEC on January 29, 2004, and requested that they furnish us with a letter addressed to the SEC stating whether they agreed with the above statements and, if not, stating the respects in which they did not agree. KPMG’s letter was filed as an exhibit to the Form 8-K.

We engaged CBH as our new independent accountant as of January 22, 2004. During the two years ended December 31, 2002, and during the subsequent interim period through January 22, 2004, we did not consult with CBH regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements.

A representative of KPMG will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from the shareholders. A representative of CBH is also expected to attend the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from the shareholders.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual consolidated financial statements for the years ended December 31, 2003 and 2002, and fees billed for other services rendered by KPMG LLP during those periods. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

Year Ended December 31	2003	2002
Audit Fees (1)	$56,800	$54,150
Audit Related Fees	2,950	3,985
Tax Fees (2)	8,605	6,750
All Other Fees	—	—
Total	$68,355	$64,885

(1)	Includes annual financial statement audit and limited quarterly review services.
(2)	Represents income tax services other than those directly related to the audit of the income tax accrual.

Pre-Approval Policies

The Audit Committee reviews and pre-approves all auditing services and permitted non-audit services performed by the Company’s independent auditors, as well as corresponding fees, subject to the de minimis exception for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.

The Audit Committee may form and delegate authority, when appropriate, subcommittees consisting of one or more members, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals are presented to the Committee at its next scheduled meeting.

PROPOSAL TWO

APPROVAL OF THE 2004 INCENTIVE STOCK PLAN AND RESERVATION OF 100,000

SHARES OF COMPANY COMMON STOCK

General

The Company’s current incentive stock plan (the “1997 Incentive Stock Plan”), which was adopted in 1997 and expires on April 30, 2007, has only 5,000 shares of Company common stock remaining to be awarded under the plan as of the date of this Proxy Statement.

On January 13, 2004, the Board of Directors approved a new 2004 Incentive Stock Plan (the “Incentive Plan”), subject to the approval of the Company’s shareholders. No grants have been made to date under the Incentive Plan, and no grants may be made until the later of the May 1, 2004 effective date of the plan or the date shareholders approve the Incentive Plan. At the Annual Meeting, shareholders will be asked to approve the Incentive Plan and the reservation of 100,000 shares of common stock for issuance thereunder.

The following description of the Incentive Plan summarizes the principal features of the Incentive Plan and is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Plan Summary

Purpose. The Board of Directors believes that adoption of the Incentive Plan is in the best interests of the Company and it shareholders in order to promote a greater identity of interest between the Company’s and its subsidiaries’ key employees and the Company’s shareholders by increasing the key employees’ proprietary interest in the Company through the receipt of awards in the form of stock options, stock appreciation rights and restricted stock (“Awards”). The purpose of the Incentive Plan is to promote the success of the Company and its subsidiaries by providing incentives to key employees that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value. The Incentive Plan is designed to provide flexibility to the Company and its subsidiaries, in its ability to motivate, attract, and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

Administration. The Incentive Plan will be administered by the Incentive Stock Committee (the “Committee”). All members of the Committee will be disinterested persons as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) and “outside directors” as defined by Section 162(m) under the Internal Revenue Code of 1986, as amended (the “Code”). Unless otherwise provided by the Board of Directors, the Compensation Committee of the Board of Directors will serve as the Committee and administer the Incentive Plan.

The Committee will have the power to determine the key employees to whom Awards are made.

Each Award under the Incentive Plan will be made pursuant to a written agreement between the Company and the recipient of the Award (the “Agreement”). In administering the Incentive Plan, the Committee will have, subject to the provisions of the Incentive Plan, the authority to determine the terms and conditions upon which Awards may be made and exercised, to determine terms and provisions of each Agreement, to construe and interpret the Incentive Plan and the Agreements, to establish, amend, or waive rules or regulations for the Incentive Plan’s administration, to accelerate the exercisability of any Award, the end of any performance period or termination of any period of restriction, and to make all other determinations and take all other actions necessary or advisable for the administration of the Incentive Plan.

The members of the Committee will be indemnified by the Company against the reasonable expenses incurred by them, including attorney’s fees, in the defense of any action, suit, or proceeding, or any appeal therein to which they may be a party by reasons of any action taken or failure to act under the Incentive Plan.

Subject to the terms, conditions, and limitations of the Incentive Plan, the Committee may modify, extend, or renew outstanding Awards so long as any modification does not adversely affect the rights or obligations of the recipient without the consent of the recipient. If authorized by the Board of Directors, the Committee may accept the surrender of outstanding Awards and authorize new Awards in substitution therefore, including Awards with lower exercise prices so long as the new Awards are not granted until at least six months and one day after the surrendered Awards are surrendered, Awards with longer terms than the surrendered Awards and Awards with more rapid vesting and exercisability than the surrendered Awards.

The Board of Directors may terminate, amend, or modify the Incentive Plan from time to time in any respect without shareholder approval, including amendments necessary to make the Incentive Plan conform with Rule 16b-3 under the Exchange Act or regulations under Section 162(m) of the Code, unless the particular amendment or modification requires shareholder approval under the Internal Revenue Code of 1986, as amended (the “Code”), the rules and regulations under Section 16 of the Securities Exchange Act (the “Exchange Act”), under the rules and regulations of the exchange or system on which the Company common stock is listed or pursuant to any other applicable laws, rules, or regulations.

The Incentive Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Section 162(m) of the Code and will be interpreted and construed consistent with such intent. However, there is no requirement in the Incentive Plan that Awards actually qualify as performance-based compensation under Section 162(m) of the Code. Currently, it is anticipated that stockholder approval of any amendments will be required if an amendment would (i) materially increase the number of securities which may be issued or (ii) materially modify the requirements as to eligibility for participation.

The Incentive Plan will expire on April 30, 2014, unless sooner terminated by the Board.

Eligibility. Employees of the Company and its subsidiaries who are deemed to be key employees (“Key Employees”) by the Committee are eligible for Awards under the Incentive Plan. Key Employees include officers or other employees of the Company and its subsidiaries who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its subsidiaries. Directors who are not also officers or employees of the Company or its subsidiaries are not Key Employees and are not eligible for Awards under the Incentive Plan.

The number of employees who initially may be eligible for Awards under the Incentive Plan is approximately 50 (including those persons named in the summary compensation table), and the nature and extent of their participation, the benefits or amounts to be received by each of them, and any consideration to be received by the Company for granting or awarding such benefits will be determined by the Committee.

Certain Terms of Awards. Awards granted under the Incentive Plan generally may not be assigned, transferred, pledged, or otherwise encumbered by a participant, other than by will or the laws of descent and distribution. Awards of options and stock appreciation rights may be exercised during the recipient’s lifetime only by the recipient or, in the case of disability, by the recipient’s legal representative.

Unless specified below in the description of the particular Awards available under the Incentive Plan or unless specified in the Incentive Plan itself, the prices, expiration dates, consideration to be received by the Company, and other terms of each Agreement will be determined by the Committee.

Option Awards. The Incentive Plan authorizes the grant of options to purchase Company common stock. An option may be either an incentive stock option within the meaning of Section 422 of the Code (“ISO”) or a non-qualified stock option (“NQSO”) (collectively, an “Option”). In no event may an ISO be granted on or after the 10th anniversary of the earlier of the Incentive Plan’s effective date or the date of the Incentive Plan’s approval by shareholders.

The Option terms will be determined by the Committee, but Options generally will not be exercisable in any event after ten years from its grant (or 5 years if the Option is intended to be an ISO and the optionee owns more then 10% of the Company’s outstanding stock), and the exercise price for an Option may not be less than 100% of the Company common stock’s fair market value at the date the Option is awarded (or 110% if the Option is intended to be an ISO and the optionee owns more then 10% of the Company’s outstanding stock). A Key Employee may not be granted Options covering more than 20,000 shares in any one calendar year. All Options granted as ISOs are intended to comply with all applicable provisions of the Code and all other applicable rules and regulations governing ISOs. All other Option terms will be determined by the Committee in its sole discretion.

Tandem SAR Awards. The Incentive Plan authorizes the grant of stock appreciation rights in tandem with the grant of Options (“Tandem SARs”). A Key Employee may not be granted Tandem SARs covering more than 20,000 shares in any one calendar year.

A Tandem SAR may be exercised in whole or part, and entitles the holder, upon exercise, to receive, without any payment to the Company (other than required withholding amounts), cash or Company common stock or a combination thereof equivalent in value to the excess of the fair market value on the exercise date of the shares of Company common stock represented by the SAR over the option exercise price of the related Option.

A Tandem SAR may be exercised only when the current value of the Tandem SAR exceeds the exercise price of the related Option. A Tandem SAR will expire no later than, and is exercisable and transferable subject to the conditions of, the related Option. In no event will the term of any Tandem SAR exceed ten years from its grant date.

If a Tandem SAR is exercised, it will reduce correspondingly the number of shares of Company common stock represented by the related Option, and exercise of the related Option will similarly reduce the number of shares represented by the Tandem SAR. The Committee retains sole discretion to approve or disapprove an optionee’s election to receive cash to the extent required by Rule 16b-3 under the Exchange Act or the terms of the particular Agreement.

Restricted Stock Awards. The Incentive Plan authorizes the grant of shares of Company common stock which contains certain restrictions on the full enjoyment of those shares (“Restricted Stock”). No more than one-third of the shares authorized to be issued under the Incentive Plan may be granted as Restricted Stock, and no Key Employee may be granted Restricted Stock covering more than 15,000 shares of Company common stock in any one calendar year.

Restricted Stock may not be disposed of by the recipient until certain restrictions established by the Committee lapse. The restrictions may take the form of a period of restriction during which the recipient must remain employed or may require the achievement of one or more preestablished performance criteria within a certain time period in order to be fully vested in the shares. The performance criteria may be stated in terms of the value of the Company common stock, return on equity, earnings per share, total earnings, earnings growth, return on assets, or return on capital or other similar criteria or combination thereof.

Recipients of Restricted Stock are not required to provide consideration other than the rendering of services. Recipients generally will have, with respect to the Restricted Stock, all the rights of a stockholder of the Company, including the right to vote the shares, and, unless otherwise provided in the Agreement, the right to receive any cash dividends on the shares. If a distribution is paid in Company common stock, unless otherwise provided in the Agreement, the distributed Company common stock will be Restricted Stock subject to the same restrictions as are applicable to the Restricted Stock with respect to which the distribution was made.

Unless otherwise provided in the Agreement, upon termination of employment while Restricted Stock is subject to restrictions for reasons other than death, disability, or retirement, shares of Restricted Stock will be forfeited subject to such exceptions, if any, as are authorized by the Committee and set forth in the Agreement. Similarly, shares of Restricted Stock will also be forfeited if the performance criteria established with respect to such Awards are not achieved within the required time period.

Shares Subject to the Incentive Plan. Up to 100,000 shares of Company common stock may be issued for all purposes under the Incentive Plan. Except as set forth below, shares of Company common stock issued in connection with the exercise of, or as other payment for, an Award will be charged against the total number of shares issuable under the Incentive Plan. If any Award granted (for which no material benefits of ownership have been received, including dividends) terminates, expires, or lapses for any reason other than as a result of being exercised (other than by exercise of a related Option in the case of Tandem SARs), or if shares issued (for which no material benefits of ownership have been received, including dividends) pursuant to an Award are forfeited, Company common stock subject to such Award will be available for further Awards to participants.

In order to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations, or reorganizations by the Company, the Committee will adjust the number of shares subject to each outstanding Award, the exercise price, and the annual limit on and aggregate number of shares for which or from which Awards may be made.

The closing price per share of the Company common stock, as reported on the OTC Bulletin Board, on February 27, 2004 was $18.50.

Change in Control. In order to maintain all the participants’ rights in the event of a Change in Control of the Company (as that term is defined in the Incentive Plan), the Committee, as constituted before such Change in Control, in its sole discretion, may, as to any outstanding Award either at the time an Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such participant’s rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

Certain Federal Income Tax Consequences

Incentive Stock Options. An optionee will not recognize income on the grant of an ISO, and an optionee generally will not recognize income on the exercise of an ISO, except as described in the following paragraph. Under these circumstances, no deduction will be allowable to the Company or its subsidiary employing such person (the “employer corporation”) in connection with either the grant of such Options or the issuance of shares upon exercise thereof.

However, if the exercise of an ISO occurs more than three months after the optionee ceased to be an employee for reasons other than death or disability (or more than one year thereafter if the optionee ceased to be an employee by reason of permanent and total disability), the exercise will not be treated as the exercise of an ISO, and the optionee will be taxed in the same manner as on the exercise of a NQSO, as described below. For the Option to qualify as an ISO upon the optionee’s death, the optionee must have been employed at the Company and its subsidiaries for at least three months before his or her death.

To the extent the aggregate fair market value (determined at the time the Options are granted) of shares subject to an ISO that become exercisable for the first time by any optionee in a calendar year exceeds $100,000, the Options will not be treated as ISOs, and the optionee will be taxed upon exercise of those excess Options in the same manner as on the exercise of a NQSO, as described below.

Gain or loss from the sale or exchange of shares acquired upon exercise of an ISO generally will be treated as capital gain or loss. If, however, shares acquired pursuant to the exercise of an ISO are disposed of within two years after the Option was granted or within one year after the shares were transferred pursuant to the exercise of the Option, the optionee generally will recognize ordinary income at the time of the disposition equal to the excess over the exercise price of the lesser of the amount realized or the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time such shares became either transferable or not subject to a substantial risk of forfeiture). If, however, such disposition is not a sale or exchange with respect to which a loss (if sustained) would be recognized, the ordinary income is the excess of the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time they became either transferable or not subject to substantial risk of forfeiture) over the exercise price. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain and any loss recognized on the disposition will be capital loss. If an optionee recognizes ordinary income as a result of a disposition as described in this paragraph, the employer corporation will be entitled to a deduction of the same amount.

The exercise of an ISO may result in a tax to the optionee under the alternative minimum tax because as a general rule the excess of the fair market value of stock received on the exercise of an ISO over the exercise price is defined as an item of “tax preference” for purposes of determining alternative minimum taxable income.

Non-qualified Stock Options and Tandem SARs. A participant will not recognize income on the grant of a NQSO or a Tandem SAR, but generally will recognize income upon the exercise of a NQSO or a Tandem SAR. The amount of income recognized upon the exercise of a NQSO will be measured by the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price, provided that the shares issued are either transferable or not subject to a substantial risk of forfeiture. The amount of income recognized upon the exercise of a Tandem SAR will be equal to the amount of cash received and the fair market value of any shares received at the time of exercise, provided the shares issued are either transferable or not subject to a substantial risk of forfeiture, plus the amount of any taxes withheld.

If shares received on the exercise of a NQSO or a Tandem SAR are nontransferable and subject to a substantial risk of forfeiture then, unless the optionee elects to recognize income at the time of receipt of such shares, the optionee will not recognize ordinary income until the shares become either transferable or are not subject to a substantial risk of forfeiture. For these purposes, shares will be treated as nontransferable and are subject to a substantial risk of forfeiture for as long as the sale of the shares at a profit could subject the optionee to suit under Section 16(b) of the Exchange Act. In the circumstances described in this paragraph, the amount of income recognized is measured with respect to the fair market value of the shares at the time the income is recognized.

In the case of ordinary income recognized by an optionee as described above in connection with the exercise of a NQSO or a Tandem SAR, the employer corporation will be entitled to a deduction in the amount of ordinary income so recognized by the optionee.

Use of Shares to Exercise Options. Special rules govern the tax treatment of the use of stock to pay the exercise price of an ISO or NQSO.

Restricted Stock. A recipient of Restricted Stock is not required to include the value of such shares in ordinary income until the first time his rights in the shares are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier, unless he elects to be taxed on receipt of the shares.

With respect to Awards granted under the Incentive Plan that are settled either in cash or in Company common stock or other property that is either transferable or not subject to substantial risk of forfeiture, the recipient will recognize ordinary income at the time of receipt of the cash, stock, or other property. In the circumstances described in this paragraph, the amount of such income will be equal to the amount of cash received, or the excess of the fair market value of the shares or other property received at the time the income is recognized over the amount (if any) paid for the shares or other property. The Company will be entitled to a deduction in the amount of the ordinary income recognized by the recipient for the employer’s taxable year which includes the last day of the recipient’s taxable year in which he recognizes such income.

The employer corporation will be entitled to a deduction in the amount of the ordinary income recognized by the recipient for the employer’s taxable year which includes the last day of the recipient’s taxable year in which he recognizes such income.

General. The rules governing the tax treatment of Awards that may be granted under the Incentive Plan are quite technical, so that the above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are, of course, subject to change, as are their interpretations, and their application may vary in individual circumstances. Section 162(m) of the Code places certain limitations on the Company’s ability to deduct compensation paid to its executive officers under certain circumstances, including compensation which may be payable pursuant to the Incentive Plan.

Finally, the tax consequences under applicable state laws may not be the same as under the federal income tax laws.

Accounting Treatment

Under current accounting principles, neither the grant nor the exercise of a stock option with an exercise price not less than the fair market value of the Company’s common stock at the date of grant would require a charge against earnings. It is possible, if not likely, that the accounting treatment of stock options will be changed in the future in order to require that the value of the option be expensed.

The Tandem SARs will require a charge to earnings of the Company in an amount equal to the difference between the current market value of the Company’s common stock and the exercise price.

Depending upon the specific provisions of any Restricted Stock granted, a charge to earnings representing the value of the benefit conferred will be required. Under certain circumstances, this charge may be spread over any period of restriction applicable to such an Award.

Effective Date

If approved by the shareholders, the Incentive Plan will be treated as effective as of May 1, 2004.

Vote Required

The affirmative vote of the holders of a majority of Company common stock represented in person or by proxy voting at the Annual Meeting, assuming a quorum is present, is required to ratify and approve the Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL

TWO TO APPROVE THE 2004 INCENTIVE STOCK PLAN AND TO RESERVE 100,000

SHARES OF COMPANY COMMON STOCK FOR ISSUANCE THEREUNDER.

OTHER BUSINESS

As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with the determination of a majority of the Board of Directors.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

In accordance with the Company’s bylaws, if any shareholder intends to present a proposal (other than a director nomination) to be considered for inclusion in the Company’s proxy materials in connection with the 2005 Annual Meeting, the proposal must be in proper form and must be received by the Company’s Secretary, at the Company’s principal office in Altavista, Virginia, on or before November 20, 2004.

In addition, the proxy solicited by the Board of Directors for the 2005 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at the meeting if the Company has not received notice of such proposal by January 26, 2005, in writing delivered to the Company’s Secretary.

By Order of the Board of Directors

/s/ Bryan M. Lemley
Bryan M. Lemley
Secretary

Altavista, Virginia

March 12, 2004

A copy of the Company’s Annual Report on Form 10-KSB (including exhibits) as filed with the Securities and Exchange Commission for the year ended December 31, 2003, will be furnished without charge to shareholders upon written request directed to Secretary, Pinnacle Bankshares Corporation, 622 Broad Street, Altavista, Virginia 24517.

Appendix A

ADDENDUM TO PROXY STATEMENT

The First National Bank of Altavista

Charter of the Audit Committee of the Board of Directors

Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibility. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Appoint, compensate and oversee the work of the Company’s independent external auditors and internal auditing department; and pre-approve all auditing and permissible non-auditing services.

•	Provide an avenue for communication and disagreement resolution among the independent auditors, management, the internal auditing department, and the Board of Directors.

•	Review areas of potential significant financial risk to the Company.

•	Report to the Board of Directors any significant areas of risk or recommendations to improve the policies, procedures, and practices of the Company.

•	Evaluate complaints received by the Company regarding accounting, internal controls and auditing for appropriate treatment.

In fulfilling its responsibilities, the Audit Committee has direct access to the independent auditors. In addition, the Audit Committee has the ability to retain, at the Company’s expense and subject to Board approval, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the Securities and Exchange Commission (SEC). The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Independent is defined as not receiving, other than for service on the board, any consulting, advisory or other compensatory fee from the Company, and as not being an affiliated person of the Company or any subsidiary thereof. The SEC has established 3 criteria for assessing independence of non-executive directors:

•	Former employees. Must be a minimum of three years since he/she was an employee.

•	Family members of former employees. Must be a minimum of three years since the relative was an employee.

•	An Audit Committee member’s compensation cannot be impacted by an employee of the Company.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise and knowledge of the regulatory requirements of the Banking Industry.

Audit Committee members shall by be appointed by the Board of Directors. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management quarterly and the independent auditors at least annually to review the Company’s financial statements and significant findings based upon the auditor’s limited quarterly review procedures.

Audit Committee Responsibilities and Duties

Review Procedures

Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

Review the Company’s annual audited consolidated financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principals, practices, and judgments.

In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company’s financial reporting processes and internal controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management’s responses. Discuss with management and auditors any complaints received by the company regarding accounting, internal controls and auditing and determine that appropriate corrections have been instituted for valid concerns.

Review with financial management the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61, as amended. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

Approve the fees and other significant compensation to be paid to the independent auditors.

On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence. (Independence Standards Board (ISB) Statement No. 1) The Committee will ensure lead audit partners are rotated, if they have performed the function for five consecutive years.

Review the independent auditors audit plan and engagement letter – discuss scope, staffing, locations, reliance upon management, and internal audit, and general audit approach.

Prior to filing the annual report on Form 10-KSB, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61, as amended. Items to be communicated include:

•	The auditors’ responsibility under Generally Accepted Auditing Standards (GAAS);

•	Significant accounting policies;

•	Management judgments and accounting estimates;

•	Audit adjustments;

•	Other information in documents containing audited financial statements;

•	Disagreements with management – including accounting principles, scope of audit, disclosures;

•	Consultation with other accountants by management;

•	All critical accounting policies and practices to be used;

•	All alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management, including: ramifications of the use of such alternative disclosures and treatments; and the treatment preferred by the registered public accounting firm; and

•	Other material written communications between the registered public accounting firm and the management, such as any management letter or schedule of unadjusted differences.

Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

Internal Audit Department and Legal Compliance

Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

Review the appointment, performance, and replacement of the senior internal auditor.

Review significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with all applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

Other Audit Committee Responsibilities

Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement. The report should state whether the Audit Committee has:

•	Reviewed and discussed the audited consolidated financial statements with management.

•	Discussed with the independent auditors the matters required to be discussed by SAS 61, as amended.

•	Received certain disclosures from the auditors regarding their independence as required by the ISB 1 and then include a statement based on this review if the Audit Committee recommended to the Board of Directors to include the audited consolidated financial statements in the annual report on Form 10-KSB filed with the SEC.

Consider whether the provision of non-audit services (not prohibited by regulation or law) by the Company’s external auditors is compatible with maintaining the external auditors’ independence. This consideration should be included in the Company’s annual proxy statement.

Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

The Board of Directors originally approved the Audit Committee Charter November 14, 2000, upon recommendation of the Audit Committee, and approved revisions to the Audit Committee Charter March 9, 2004.

Appendix B

PINNACLE BANKSHARES CORPORATION

2004 INCENTIVE STOCK PLAN

ARTICLE I

Establishment, Purpose, and Duration

1.1 Establishment of the Plan. Pinnacle Bankshares Corporation, a Virginia corporation (the “Company”), hereby establishes an incentive compensation plan for the Company and its subsidiaries to be known as the “2004 Incentive Stock Plan”, as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights and Restricted Stock.

The Plan was adopted by the Board of Directors of the Company on February 10, 2004, and shall become effective on May 1, 2004 (the “Effective Date”), subject to the approval by vote of shareholders of the Company in accordance with applicable laws. Awards under the Plan may not be granted prior to the later of the Effective Date of the Plan or the date of shareholder approval of the Plan.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Employees that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries, in its ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article XI herein, until April 30, 2014, at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

ARTICLE II

Definitions

2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) “Agreement” means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

(c) “Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, and Restricted Stock.

(d) “Award Date” or “Grant Date” means the date on which an Award is made by the Committee under this Plan.

(e) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

(f) “Board” or “Board of Directors” means the Board of Directors of the Company, unless otherwise indicated.

(g) “Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(i) any Person (other than the Company, any Subsidiary, a trustee or other fiduciary holding securities under any employee benefit plan of the Company, or its Subsidiaries), who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) if, at any time after the Effective Date, the composition of the Board of Directors of the Company shall change such that a majority of the Board of the \Company shall no longer consist of Continuing Directors; or

(iii) if at any time, (A) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with or merge with the Company, and the Company shall be the continuing or surviving corporation and, in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (C) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person, or (D) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i) “Committee” means the committee of the Board appointed to administer the Plan pursuant to Article III herein, all of the members of which shall be “non-employee directors” as defined in Rule 16b-3, as amended, under the Exchange Act, or any similar or successor rule, and “outside directors” within the meaning of Section 162(m)(4)(C)(i) of the Code, as amended. Unless otherwise determined by the Board, the Committee shall consist of compensation committee of the Board.

(j) “Company” means Pinnacle Bankshares Corporation, or any successor thereto as provided in Article XIII herein.

(k) “Continuing Director” means an individual who was a member of the Board of Directors of the Company on the Effective Date or whose subsequent nomination for election or re-election to the Board of Directors of the Company was recommended or approved by the affirmative vote of two-thirds of the Continuing Directors then in office.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” of a Share means the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

(n) “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

(o) “Key Employee” means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

(p) “Non-qualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Article VI herein, which is not intended to be an Incentive Stock Option.

(q) “Option” means an Incentive Stock Option or a Non-qualified Stock Option.

(r) “Participant” means a Key Employee who is granted an Award under the Plan.

(s) “Performance Criteria” means one or more specified performance goals, which may be stated in terms of the value of the Stock, return on equity, earnings per share, total earnings, earnings growth, return on assets, or return on capital, with respect to Awards of Restricted Stock pursuant to Article VIII herein.

(t) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Article VIII herein.

(u) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d).

(v) “Plan” means the Pinnacle Bankshares Corporation 2004 Incentive Stock Plan, as described and as hereafter from time to time amended.

(w) “Related Option” means an Option with respect to which a Stock Appreciation Right has been granted.

(x) “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article VIII herein.

(y) “Stock” or “Shares” means the common stock of the Company.

(z) “Stock Appreciation Right” or “SAR” means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article VII herein.

(aa) “Subsidiary” shall mean a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.

ARTICLE III

Administration

3.1 The Committee. The Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend, or waive rules or regulations for the Plan’s administration; (v) to accelerate the exercisability of any Award or the termination of any Period of Restriction or other restrictions with respect to Restricted Stock; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

3.2 Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees as may be selected by it to be Participants. Each Award shall be evidenced by an Agreement.

3.3 Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding.

3.4 Requirements of Rule 16b-3 and Code Section 162(m). Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act.

Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise: (i) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act (hereafter, “Section 16 Persons”) shall comply with any applicable conditions of SEC Rule 16b-3; (ii) transactions with respect to persons whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code; and (iii) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.

Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Code Section 162(m)(4)(C) as well as Awards that do not so qualify. Every provision of the Plan shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded; and any provision of the Plan that would prevent an Award that the Committee intends to qualify as performance-based compensation under Code Section 162(m)(4)(C) from so qualifying shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

3.6 Certain Determinations. In connection with the Committee’s good faith determination of Fair Market Value as required herein, the Committee may, as guidance, take into consideration the book value of the Stock of the Company, the relationship between the traded price and book value of shares for financial institutions of similar size and similar operating results to the Company and its subsidiary bank, any reasonably recent trades of the Stock of the Company brought to the attention of the Committee and such additional relevant information as the Committee in its judgment deems necessary. In its sole discretion, the Committee may, but is not obligated to, consult with and/or engage an investment banker or other appropriate advisor to advise the Committee in connection with its good faith determination of Fair Market Value herein.

ARTICLE IV

Stock Subject to the Plan

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 100,000. No more than one-third of the aggregate number of such Shares shall be issued in connection with Restricted Stock Awards. Except as provided in Section 4.2 herein, the issuance of Shares in connection with the exercise of, or as other payment for Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan.

4.2 Lapsed Awards or Forfeited Shares. If any Award granted under this Plan (for which no material benefits of ownership have been received, including dividends) terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards (for which no material benefits of ownership have been received, including dividends) are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.2.

4.3 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price and the annual limits on and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

ARTICLE V

Eligibility

Persons eligible to participate in the Plan and receive Awards are all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees. Key Employees may not include directors of the Company who are not employees of the Company or its Subsidiaries.

ARTICLE VI

Stock Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that (i) no Key Employee may be granted Options in any calendar year for more than 20,000 Shares, (ii) the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulations thereunder, and (iii) no ISO may be granted on or following the tenth anniversary of the earlier of the Effective Date of the Plan or the date of shareholder approval of the Plan.

6.2 Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as defined in Section 6.3 herein), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or Nonqualified Stock Option not intended to be within the provisions of Section 422 of the Code.

6.3 Option Price. The exercise price per Share of Stock covered by an Option (“Option Price”) shall be determined by the Committee subject to the following limitations. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date. In addition, an ISO granted to an employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock.

6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, no ISO shall be exercisable after the expiration of ten years from its Award Date. In addition, an ISO granted to a Key Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall not be exercisable after the expiration of five years from its Award Date.

6.5 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

6.6 Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company in full either in cash, by delivery of Shares of Stock valued at Fair Market Value at the time of exercise, by delivery of a promissory note (in the Committee’s discretion and subject to restrictions and prohibitions of applicable law) or by a combination of the foregoing. As soon as practicable after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant’s name. No Participant who is awarded Options shall have rights as a shareholder until the date of exercise of the Options.

6.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of the National Association of Securities Dealers, Inc. or any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

6.8 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE VII

Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Key Employees, at the discretion of the Committee in connection with the grant, and exercisable in lieu of Options (“Tandem SARs”). No Key Employee may be granted more than 20,000 Tandem SARs in any calendar year.

7.2 Exercise of Tandem SARs. Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or in part, of a Related Option, shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option, shall be transferable only when and under the same conditions as the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, if the Related Option is an ISO, a Tandem SAR shall be exercised for no more than 100% of the difference between the Option Price of the Related Option and the Fair Market Value of Shares subject to the Related Option at the time the Tandem SAR is exercised.

7.3 Other Conditions Applicable to Tandem SARs. No Tandem SAR shall be exercisable after the expiration of ten years from its Award Date; and the term of any Tandem SAR granted under the Plan shall not exceed ten years from the Grant Date. A Tandem SAR may be exercised only when the Fair Market Value of a Share exceeds the Option Price of the Related Option. A Tandem SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

7.4 Payment Upon Exercise of Tandem SARs. Subject to the provisions of the Agreement, upon the exercise of a Tandem SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of Shares with respect to which the Tandem SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the Tandem SAR over (B) the Option Price of the Related Option.

Payment to the Participant shall be made in Shares, valued at the Fair Market Value of the date of exercise, in cash if the Participant has so elected in his written notice of exercise and the Committee has consented thereto, or a combination thereof. To the extent required to satisfy the conditions of Rule 16b-3(e) under the Exchange Act, or any successor or similar rule, or as otherwise provided in the Agreement, the Committee shall have the sole discretion to consent to or disapprove the election of any Participant to receive cash in full or partial settlement of a Tandem SAR. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the Tandem SAR surrendered by the Participant. If the election to receive cash is disapproved in whole or in part, the Tandem SAR shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.

7.5 Nontransferability of Tandem SARs. No Tandem SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Tandem SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE VIII

Restricted Stock

8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Key Employees and in such amounts as it shall determine, provided, however, that no Key Employee may be granted Stock Awards in any calendar year for more than 10,000 shares of Stock. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than by the rendering of services.

8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Agreement that shall specify the number of Restricted Stock Shares granted, the applicable Period of Restriction, Performance Criteria or other restrictions and provisions as the Committee shall determine.

8.3 Transferability. Except as provided in this Article and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction and/or the satisfaction of any Performance Criteria or other restrictions specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

8.4 Other Restrictions. The Committee may impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Unless otherwise determined by the Committee, custody of Shares of Restricted Stock shall be retained by the Company until the termination of the restrictions pertaining thereto.

8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the 2004 Incentive Stock Plan of Pinnacle Bankshares Corporation, in the rules and administrative procedures adopted pursuant to such Plan, and in an Agreement dated                     . A copy of the Plan, such rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of Pinnacle Bankshares Corporation.

8.6 Removal of Restrictions. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction or on the day immediately following the date on which the Performance Criteria have been timely satisfied, as applicable. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 herein removed from his Stock certificate.

8.7 Voting Rights. Participants entitled to or holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares while subject to restrictions hereunder.

8.8 Dividends and Other Distributions. Unless otherwise provided in the Agreement, while subject to restrictions hereunder, Participants entitled to or holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and the same rules for custody as the Shares of Restricted Stock with respect to which they were distributed.

8.9 Termination of Employment Due to Retirement. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company or one of its Subsidiaries because of normal retirement (as defined in the rules of the Company in effect at the time), any restrictions applicable to the Restricted Stock Shares pursuant to Section 8.3 herein shall automatically terminate and, except as otherwise provided in Section 8.4 herein the Shares of Restricted Stock shall thereby be free of restrictions and freely transferable. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company because of early retirement (as defined in the rules of the Company in effect at the time), the Committee, in its sole discretion, may waive the restrictions remaining on any or all Shares of Restricted Stock pursuant to Section 8.3 herein and add such new restrictions to those Shares of Restricted Stock as it deems appropriate.

8.10 Termination of Employment Due to Death or Disability. Unless otherwise provided in the Agreement, in the event a Participant’s employment is terminated because of death or disability while subject to restrictions hereunder, any remaining restrictions applicable to the Restricted Stock pursuant to Section 8.3 herein shall automatically terminate and, except as otherwise provided in Section 8.4 herein the Shares of Restricted Stock shall thereby be free of restrictions and fully transferable.

8.11 Termination of Employment for Other Reasons. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company for any reason other than for death, disability, or retirement, as set forth in Sections 8.9 and 8.10 herein, while subject to restrictions hereunder, then any Shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company.

8.12 Failure to Satisfy Performance Criteria. In the event that the specified Performance Criteria are not satisfied within the time period established by the Committee, the Shares of Restricted Stock which were awarded subject to the satisfaction of such Performance Goals shall be automatically forfeited and returned to the Company.

ARTICLE IX

Change in Control

In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

ARTICLE X

Modification, Extension and Renewals of Awards

Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board, accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may specify a lower exercise price than the surrendered Awards provided the replacement Awards are not granted until at least six months and a day after the Awards are surrendered, may provide for a longer term than the surrendered Awards, may provide for more rapid vesting and exercisability than the surrendered Awards, or may contain any other provisions that are authorized by the Plan. The Committee may also modify the terms of any outstanding Agreement. Notwithstanding the foregoing, however, no modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

ARTICLE XI

Amendment, Modification and Termination of the Plan

11.1 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

11.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE XII

Withholding

12.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant’s FICA obligation, if any) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

12.2 Stock Withholding. With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other similar taxable event, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

ARTICLE XIII

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XIV

General

14.1 Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self regulatory organizations (i.e., exchanges) as may be required.

14.2 Effect of Plan. The establishment of the Plan shall not confer upon any Key Employee any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Key Employee, nor is it a contract between the Company or any of its Subsidiaries and any Key Employee. Participation in the Plan shall not give any Key Employee any right to be retained in the service of the Company or any of its Subsidiaries.

14.3 Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

14.4 Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with the laws of the Commonwealth of Virginia and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422 of the Code.

14.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

FORM OF

REVOCABLE PROXY

PINNACLE BANKSHARES CORPORATION

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS

APRIL 13, 2004

This Proxy is solicited on behalf of the Board of Directors.

The undersigned shareholder of Pinnacle Bankshares Corporation (the “Corporation”) hereby appoints E.H. Frazier, Jr., Henry S. Pittard and Robert L. Steele as proxies, with full power to act alone, and with full power of substitution to represent the undersigned, and to vote all shares of the Corporation standing in the name of the undersigned shareholder as of February 23, 2004, at the annual meeting of shareholders (the “Annual Meeting”) to be held at 11:30 a.m. Eastern Time, on Tuesday, April 13, 2004, at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia and at any adjournments thereof, upon each of the following matters. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.

1. To elect four Class I directors for three-year terms (Proposal 1):

Nominees:

A. Willard Arthur, John P. Erb, Robert H. Gilliam, Jr. and R.B. Hancock, Jr.

☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name of the nominee(s) in the space provided below.

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2. To approve the 2004 Incentive Stock Plan and reservation of 100,000 shares of Company common stock (Proposal 2).

FOR	AGAINST	ABSTAIN

3. The Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments of the meeting in accordance with the determination of a majority of the Corporation’s Board of Directors.

Please check box if you plan to attend the April 13, 2004 Annual Meeting. ☐

Number Attending ☐

This proxy will be voted as directed by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the election of the nominees listed in Proposal 1, and FOR approval of the 2004 Incentive Stock Plan and reservation of 100,000 shares of Company common stock in Proposal 2. If any other matter shall be brought before the meeting, the shares represented by this proxy will be voted by the proxy agents in accordance with the determination of a majority of the Corporation’s Board of Directors. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Corporation either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

Please be sure to sign and date this Proxy in the box below.

                                                              Date:

Shareholder sign above              Co-holder (if any) sign above

Please date and sign exactly as your name(s) appear(s) hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and any other fiduciary should sign and indicate his or her full title. When shares have been issued in the name of two or more persons, all should sign.

Detach above card, sign, date and mail in postage paid envelope provided.

PINNACLE BANKSHARES CORPORATION

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.